UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2014

3D Pioneer Systems, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-184026	27-1679428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22, Hanover Square, west Central, London, United Kingdom, W1S 1JP
(Address of principal executive offices, including zip code)

0044-203-700-8925
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02	Unregistered Sales of Equity Securities

On September 30, 2014, 3D Pioneer Systems, Inc., a Nevada corporation (the "Corporation") issued an aggregate of 989,000 shares of Corporation common stock to 9 consultant individuals and entities, and 8 employees as compensation in lieu of cash for services valued at an aggregate of $29,670. All of the recipients are non-US Persons, and the securities were issued exempt from registration under Regulation S of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Alexandros Tsingos
Alexandros Tsingos, CEO

Dated: October 2, 2014